SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

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                      Deutsche Science and Technology Fund


The fund's Board of Trustees has approved (i) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as subadvisor to the fund; and
(ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the investment advisor to the fund, and Deutsche AM International GmbH, its affiliate, with respect to the fund. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about October 3, 2016.


DIMA, subject to the approval of the fund's Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund's Board, to appoint Deutsche AM International GmbH as subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.


THE FOLLOWING SECTIONS OF THE FUND'S PROSPECTUS ARE SUPPLEMENTED AS FOLLOWS EFFECTIVE ON OR ABOUT OCTOBER 3, 2016:

The following information is added under the "MANAGEMENT" section of the summary section of the fund's prospectus.


SUBADVISOR



Deutsche Asset Management International GmbH

The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.


WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.

NATALY YACKANICH, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2014.

The following information is added under the "WHO MANAGES AND OVERSEES THE FUNDS" heading of the "FUND DETAILS" section of the fund's prospectus:


SUBADVISOR



Deutsche Asset Management International GmbH (Deutsche AM International GmbH) acts as subadvisor to the fund. Deutsche AM International GmbH, located at Mainzer Landstrasse 11-17, 60329 Frankfurt am Main, Germany, provides advisory services to a variety of types of clients, including affiliated investment companies. Deutsche AM International GmbH is an investment advisor registered with the US Securities and Exchange Commission and with the Federal Financial Supervisory Authority in Germany. Deutsche AM International GmbH is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a subadvisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.



September 28, 2016
PROSTKR-714

                                                   Deutsche
                                                   Asset Management [DB Logo]

The following information replaces the existing disclosure for the fund contained under the "MANAGEMENT" sub-heading of the "FUND DETAILS" section of the fund's prospectus:


FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.
o Joined Deutsche Asset Management in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.

o Senior Equity Portfolio Manager focused on the Technology sector based in Frankfurt.

o MS in Engineering, University of Michigan; MS in Engineering, Ecole Centrale Paris; MBA with finance concentration, with high honors, University of Michigan Business School.



WALTER HOLICK, DIRECTOR. Portfolio Manager of the fund. Managed the fund from 2009 to 2014 and resumed managing the fund in 2016.
o Joined Deutsche Asset Management in 1990 as fund manager for global equities: technology, telecommunication services and media.


o Senior Fund Manager for Global Equities focused on the Telecommunications, Media and Technology Sectors based in Frankfurt.

o Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.



NATALY YACKANICH, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Began managing the fund in 2014.
o Joined Deutsche Asset Management in 2005 after four years of industry experience as a Research Analyst at Credit Suisse Research US, LLC and as a Small Cap Analyst at Sidoti & Co, LLC.

o  Research Analyst for Global Small, US Small and US Mid Cap Equities: New
   York.

o BA in Economics from Johns Hopkins University; MSc in Economics from London School of Economics.


               Please Retain This Supplement for Future Reference


September 28, 2016
PROSTKR-714
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